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                                   EXHIBIT 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 18, 1994 included (or incorporated by reference) in Georgia-Pacific Corporation's Annual Report on Form 10-K for the year ended December 31, 1993, and to all references to our Firm included in this Registration Statement.




                                                   /s/ ARTHUR ANDERSEN & CO.
                                                   ARTHUR ANDERSEN & CO.





Atlanta, Georgia
March 23, 1994